UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 19, 2010
TC POWER MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53232	27-0686445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Ave, 14th Floor
New York, New York  10022
(Address of principal executive offices) (Zip Code)

(212) 588-0022
Company’s telephone number, including area code

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 5.02 hereof is incorporated by reference into this Item 3.02.  TC Power Management Corp. (the “Company”) issued the shares in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended.  This issuance qualified for exemption from registration because, among other things, the issuance did not involve a public offering, the recipient had access to information about the Company and the investment, the recipient took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 18, 2010, the Company appointed Frank Lamendola as Chief  Financial Officer and Treasurer.  In connection with the appointment, Mr. Lamendola entered into the Company’s standard form of Indemnification Agreement. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company has agreed to hold harmless and indemnify Mr. Lamendola to the fullest extent permitted by law against any and all liabilities and expenses in connection with any proceeding to which such director or officer was, is or becomes a party, arising out of his services as an officer, director, employee, agent or fiduciary of the Company or its subsidiaries. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.1.

From November 2006 through the present, Mr. Lamendola has been a consultant with SGA Group PC which is a public accounting firm.  From 1982 to August 2006, he worked with the firm, Moore Stephens, P.C. and was a partner there from 1996 through August 2006.

Upon appointment, Mr. Lamendola received a stock option award in amount of 12,500 options of the Company at a strike price of $1.00 per share.  The options were issued to Mr. Lamendola pursuant to a Stock Option Agreement, dated October 19, 2010, and are exercisable for five years from the date of issuance.  The foregoing description is qualified in its entirety by the full text of the form of Stock Option Agreement, which is filed as Exhibit 10.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description
10.1	Indemnification Agreement
10.2	Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TC Power Management Corp
Dated:  October 19, 2010

By:  /s/ Steven A. Sanders
Name: Steven A Sanders
Title:  Chief Executive Officer